                                                                   EXHIBIT 10.46

L. B. FOSTER COMPANY
LEASED VEHICLE / CAR ALLOWANCE POLICY                                    SP-P-10
REVISED 01/01/06                                             SUPERSEDES 12/10/04

1.   GENERAL POLICY

     It is the policy of the L.B. Foster Company to provide a leased vehicle or vehicle allowance to employees that have a need for business travel generally holding one of the following positions:

          -    Chairman and President;

          -    Corporate Officer;

          -    Sales Managers and Sales Positions;

          - An eligible employee in which the position requires frequent business travel by automobile

2.   PURPOSE

- To provide cost effective transportation to existing employees, who are required to travel for business, in a direct sales position.

-    To insure a "standard" presentation, as a L. B. Foster representative

3.   ELIGIBILITY

                                                                                  Monthly
                                                                               Deduction for
Class:                 Group:                            Policy:              Leased Vehicle:
------   ---------------------------------   ------------------------------   ---------------
   A     Chairman, President and CEO         $800 monthly Car Allowance.
                                             or Leased Car                          $100

   B     Corporate Officers                  $700 monthly Car Allowance.
                                             or Leased Car                          $ 85

   C     Sales Managers                      Leased Car or $600 monthly Car
                                             Allowance.                             $ 75

   D     Outside Sales personnel and other   Leased Car or $500 monthly Car
         eligible participants who are       Allowance                              $ 60
         required to drive in excess of
         12,000 business miles annually.

                   See Addendum for Current Vehicle Selection

4.   ELIGIBLE DRIVER

     Except in emergencies, driving of a Company vehicle shall be limited to employee and the employee's spouse over the age of twenty-five (25).

5.   RESPONSIBILITY

     A. Plan Participants

          1.   Car Allowance guidelines

               a. The monthly car allowance amount is set by employee class on an annual basis and is paid as additional taxable income in the employee's regular paycheck. An employee receiving a car allowance is responsible for the payment of any and all associated federal, state, and local taxes.

               b. Employees on a monthly car allowance, that drive personal vehicles for business reasons, will be reimbursed for those miles at the established IRS reimbursement rate.

               c. An employee receiving a car allowance is required to have available, as required by business needs, a late model four
                    (4) door vehicle. The vehicle is to be clean externally and internally and is presentable for Company business at all times.

          2.   Leased Car Program Guidelines

               a. An eligible employee, as identified in section 1. General Policy, within class A, B, C and D may choose between a Company leased vehicle, if they are required to travel at minimum 12,000 business miles per year, or a monthly car allowance.

               b. Participants are to log all business miles and submit for reimbursement via their weekly expense reports. The Company will establish and publish the reimbursement rate at least annually. Reimbursement rates will be established to cover the employee's cost of gas that is attributable to cost of required business miles using the leased vehicle provided by the Company. The Company will only reimburse employees for authorized Business miles, personal miles are not eligible.

               c. Eligible employees may not opt out of the Company leased vehicle option until the current car has reached 60 months of service or the vehicle has reached 80,000 miles. The Company may require the employee to continue driving the vehicle if the book value exceeds the Fair Market Value of the vehicle until such time that the disposal of the car will not result in a financial loss to the Company.

                    i. Employees that have Company leased vehicles prior to 01/01/06 may receive a car allowance per their class should they no longer be required, by their position in the Company to drive 12,000 annual business miles. Sales Managers and Sales Positions driving less than 12,000 annual business miles are eligible for a car allowance.

                    ii. Employees not in a Sales Manager or Sales Position hired after 01/01/06 who may have been required at some point to drive

                         12,000 business miles and was entitled to a Company provided leased vehicle, and no longer, due the requirements of their position are no longer required to drive in excess of 12,000 business miles, shall lose the benefit of the Company Leased car and will not be eligible to receive a car allowance.

               d. When a new Company Leased vehicle is ordered, the employee may purchase options at his/her expense, beyond Company established base options, available on his or her vehicle model. Payment is due before delivery of the vehicle. The leasing company will provide information regarding payment and applicable sales and or state tax.

               e. It shall be the responsibility of each employee receiving a Company leased vehicle to monitor and report odometer readings as of each November 1st and on the date his/her vehicle is replaced to validate personal mileage. These odometer readings are to be turned into the Payroll Department during the first week of November on the Company Automobile Odometer Form. (Attachment SP-P-10.1)

               f. If a "Leased Vehicle Odometer form (SP-P-10.1)" is not received, by the announced day, mileage estimates from expense reports, fuel, and maintenance records will be used to determine personal and business miles. It shall be the responsibility of each employee to maintain records documenting all business and personal mileage usage in accordance with record keeping requirements which may, from time to time, be required by the Internal Revenue Service, and to note this on the Company Automobile Odometer Form. (Attachment SP-P-10.1)

               g. The driver is responsible for operating the vehicle in a safe manner. The use of seat belts is mandatory for the driver and all passengers. Operating a motor vehicle while under the influence of alcohol or illegal drugs is prohibited.

               h. It is the employee's responsibility to notify their Manager or the Human Resources Department of any change in the employee's physical status or if the employee is taking any medications labeled with a warning that the medication could impair his/her driving.

               i. Although the use of cellular phones while driving is not encouraged, the Company suggests a "hands-free" device be used in the vehicle while driving.

               j. If any driver of a Company leased vehicle or an employee receiving a car allowance, is issued a citation for DUI (driving under the influence), their Company vehicle/car allowance privileges will be suspended until the outcome of the charge is determined in a court of law. If convicted for DUI, that driver will have their Company leased vehicle/car allowance privileges revoked for a minimum one (1) year period. Pre-trial suspension will be counted towards the one
                    (1) year.

                         In addition, other disciplinary actions may be levied up to and including termination. Decisions on reinstatement of Company car privileges after a suspension will be based on continued business need of the position, consultations with the Risk Manager and compliance with Foster's current automobile insurance carrier's requirements.

               k. If any employee is issued a second DUI citation, the privilege of a company-leased vehicle will be removed permanently.

               l. Leased vehicle participants are required to adhere to the maintenance schedule under the leased vehicle maintenance program.

               m. While assigned to an employee, Company vehicles must be carefully maintained and kept clean in a manner properly representing the Company. When returned from employee use, vehicles should be clean and free of alteration or damage beyond normal wear and tear.

               n. All participants in this program shall be required to execute SP-P-10.2 (Acknowledgment of Driver Requirements) and SP-P-10.1 (Company Automobile Odometer form) on an annual basis.

          FAILURE TO ADHERE TO THESE POLICIES CAN RESULT IN LOSS OF COMPANY CAR PRIVILEGES, AND/OR DISCIPLINARY ACTIONS UP TO AND INCLUDING TERMINATION.

     3.   Accounting and Payroll Departments

          It shall be the responsibility of the Accounting and Payroll Departments to maintain and verify the records of all Leased Vehicle Plan participants with regard to payroll deductions, individual taxability calculations and W-2 reporting.

     4.   Transportation Department

          1. It shall be the responsibility of the Transportation Department to monitor the fleet of Company leased automobiles in service, to provide lease values, to ensure that the appropriate forms are provided to each driver, and acquire and dispose of all Company leased automobiles.

     5.   Human Resources Department

          1. The Vice President, Human Resources shall be responsible for the interpretation and application of the provisions of the Leased Vehicle Plan.

          2. The Human Resources Department shall obtain a copy of a newly hired employee's driver's license prior to authorizing the use of a company vehicle.

          3. The Human Resources Department shall be responsible for obtaining an application and completing a Motor Vehicle Record (MVR) check on all new hires that may be required to drive as part of their assigned duties and no less than annually thereafter. Any employee with excessive violations or accidents may lose their leased vehicle privileges based on the requirements of the fleet insurance carrier.

          5. The Human Resources Department and the Finance Department will be responsible for investigating all accidents.

     6. Division Management and the Vice President of Human Resources will be responsible for approving any car assignments or allowance and may, at his or her discretion, reject assignment of a Company vehicle or authorizing the receipt of a car allowance.

7.   PRACTICE

     A. Pursuant to the Tax Reform Act of 1984, the value of the personal use of an employer provided automobile must be included in the employee's income and subjected to withholding tax.

     B. The annual lease value of an automobile shall be based the manufacture's invoice price plus 4%.

     C. The percentage of personal usage of the annual lease value shall represent an additional non-cash item which shall be included as employee taxable income.

     D. The annual lease value shall include all maintenance and insurance but will not include the annual fuel cost for the leased vehicle.

     E. Fuel shall be valued at the current calendar year IRS established rate, per personal mile driven for employees driving company leased vehicles.

     F. The driver of a company-leased vehicle is to use the maintenance card to charge maintenance and repair expenses. Those expenses that cannot be charged through the maintenance program shall be reimbursed through the Weekly Expense Report. For body damage and repairs refer to 10(c).

     G. The Company will reimburse employees for Manager Approved Business Miles. Employees are to submit approved miles, via the weekly expense report.

     H. 90 days prior to turning in a Company leased vehicle, all maintenance expenses must be approved by Transportation.

     I. Employees who receive a car allowance will be reimbursed via the Company expense report at the per mile rate established by the IRS annually for approved business miles.

     J. Monthly deductions for Company leased vehicles shall be classified on the employee pay stub as federal withholding tax.

     K. The annualized dollar value of the Company automobile personal use benefit will appear as additional earnings on the employee pay stub and W-2.

8.   TRANSFER

     The transfer of any Company provided automobile between employees must be authorized by the Human Resources Department and Division Officer(s).

9.   REPLACEMENT

     A. Company leased vehicles may be eligible for replacement not earlier than 60 months or 80,000 miles, whichever occurs first. Replacement Vehicle orders will not be approved and entered by the Transportation Department until the vehicle has reached 77,000 miles. The employee's Manager may require the eligible employee to continue driving the vehicle if the book value exceeds the Fair Market Value of the vehicle until such time that the disposal of the car will not result in a financial loss to the Company.

     B. All vehicle lease terms will be set based on the anticipated annual business miles the position is required to drive.

     C. Drivers and their immediate family members may purchase the employee's assigned vehicle at lease end for the current wholesale fair market value (established by the Transportation Department) plus all taxes, title, licensing, delivery and any other related costs. The value of the vehicle will then be adjusted for any driver-paid options.

     D. Vehicles not purchased will be disposed of by the Transportation Department.

     E. Any employee who purchases a vehicle under this standard practice is responsible for all financing, pick up of vehicle, sales tax, and must sign an "As Is" bill of sale that will be placed in their personnel file. Payment in full to the leasing Company is required prior to release of the vehicle's title. The final sales transaction is solely between the leasing company and the purchaser of the vehicle and L.B. Foster has no involvement in the title transfer.

10.  TERMINATION OF EMPLOYMENT

     The immediate supervisor of a terminated employee shall be responsible for ensuring that the terminated employee deposits the leased vehicle and keys at the Company facility prior to or on the day of termination. The employee is to complete form SP-P-10.1 and return it to the Payroll Department or they will be charged 100% personal mileage usage for that year.

11.  ACCIDENT/LOSS RESPONSIBILITY/INSURANCE

     A. Personal property -The Corporate Vehicle Insurance Plan does not cover personal articles. Employees must secure their own insurance.

     B. Company property - Samples, literature, equipment, and supplies which are in the direct possession of an employee shall be the responsibility of the employee if lost, stolen, or damaged.

     C. Accident and loss reports - All accidents regardless of fault or amount of damage and property losses must be reported immediately to the employee's manager and the Insurance Department by personal contact and by use of the Preliminary Property Loss Report. Refer to SP-F-I.5 for the automobile accident claim procedures and SP-F-I.6 for reporting property loss.

12.  TRAFFIC VIOLATIONS

     A. Employees will be solely responsible for any fines and fees associated with traffic or parking violations or any other motor vehicle infraction. Failure to reimburse the Company (for any delinquent fine or fee) within 60 days of notification of the amount due will result in deduction from the employee's paycheck.

     B. Employees must notify the Human Resources department regarding any status changes in their driving license due to traffic violations. Failure of such notification may result in discipline up to and including termination.

This policy is subject to changes by the Company at any time with or without notice.



---------------------------   -------------   ------------------   -------------
Robert J. Howard              Date            Stan Hasselbusch     Date
VP - Human Resources                          President & CEO

ADDENDUM

Vehicle selections and options may be changed from time to time with the approval of the Chief Executive Officer.

2005 MODEL YEAR VEHICLE OPTIONS

   CLASS:       VEHICLE OPTION
   ------      ----------------
      A        Choice of Car

      B        Chrysler 300M

      C        Dodge Charger
               Dodge Magnum

      D        Chrysler Sebring

PICKUP TRUCK   Dodge Ram Series

COMPANY ORDERED CARS ARE GENERALLY EQUIPPED WITH THE FOLLOWING OPTIONS:

     -    V6 ENGINES

     -    AUTOMATIC TRANSMISSIONS

     -    AIR CONDITIONING

     -    CRUISE CONTROL

     -    POWER DRIVER SEATS

     -    AM/FM RADIO WITH SINGLE CD PLAYER

     -    POWER WINDOWS AND DOOR LOCKS

     -    FLOOR MATS

     -    TILT WHEEL

     -    POWER SIDE MIRROR(S)

     -    REMOTE KEYLESS ENTRY

(FOSTER LOGO)                                                          SP-P-10.1
LB Foster Company

                          LEASED VEHICLE ODOMETER FORM

           ***Form must be received by November 10th or 100% personal use will be used. ***

Employee: ______________________________ Cost Center ___________________________

Employee #: ____________________________ Driver's License #: ___________________

Your assigned vehicle is used for: [ ] Business and personal use
                                   [ ] 100% Personal use

Your license plate #: ________________ State in which licensed: ________________

PART A: CURRENT LEASED VEHICLE INFORMATION
        (TO BE COMPLETED BY ALL EMPLOYEES ASSIGNED A LEASED VEHICLE)

Car #: _____________________ Year, make, and model: ____________________________

License plate #: ______________________________

                                    ODOMETER

                                Reading   Change   Business   Personal
                                -------   ------   --------   --------
November 1, _________________   _______     N/A       N/A        N/A
Or the  date vehicle was put into service.

October 31, _________________   _______   ______   ________   ________

PART B: REPLACED LEASED VEHICLE INFORMATION
        (TO BE COMPLETED BY ALL EMPLOYEES WHO WERE ASSIGNED MORE THAN ONE LEASED VEHICLE BETWEEN NOVEMBER 1ST AND OCTOBER 31ST)

Car #: ________________________ Year, make, and model: _________________________

License plate #: ______________________________

                                    ODOMETER

                                Reading   Change   Business   Personal
                                -------   ------   --------   --------
November 1, ________________    _______     N/A       N/A        N/A
Date vehicle
retired     ________________    _______   ______   ________   ________

I certify to the best of my knowledge that this form represents a true and accurate reading of my L. B. Foster leased vehicle as of _______________________

I also understand that I may be subject to tax penalties if I cannot substantiate the business use of this automobile and I further authorize the Company to obtain a State Motor Vehicle Driver History Report on me including any medical information contained therein.


Signature                               Date
          ---------------------------        -----------------------------------

(FOSTER LOGO)
LB Foster Company                                                      SP-P-10.2

                                 ACKNOWLEDGMENT

PLEASE CHECK OFF THE APPROPRIATE BOX INDICATING YOUR CHOICE AND SIGN AT THE BOTTOM.

COMPANY LEASED VEHICLE [ ]

I,                                     , acknowledge that I have read and will
   ------------------------------------ comply with all requirements contained
   Print Name                           within the Company's leased vehicle
                                        policy.

MONTHLY CAR ALLOWANCE [ ] CLASS A, B, AND C ONLY

I,
   ------------------------------------, acknowledge that I have valid proof of
   Print Name                           insurance and I have attached a copy of
                                        the insurance to this acknowledgement.


-------------------------------------   ----------------------------------------
Driver's signature                      Date